UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2016 (December 14, 2016)

CHAPARRAL ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-134748	73-1590941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cedar Lake Boulevard Oklahoma City, OK	73114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 478-8770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

The information in Item 1.03 of this current report on Form 8-K is incorporated by reference herein.

Item 1.03 Bankruptcy or Receivership.

Court Approval of Plan Support Agreement

As previously disclosed, on May 9, 2016, Chaparral Energy, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The cases are being jointly administered under the caption “In re Chaparral Energy, Inc., et al.”, Case No. 16-11144 (LSS) (together, the “Chapter 11 Cases”). The Debtors continue to operate their businesses and manage their properties as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

As previously disclosed, on November 23, 2016, the Debtors filed a motion (the “PSA Motion”) with the Bankruptcy Court seeking authority to enter into a plan support agreement (the “PSA”) with certain holders of the Company’s senior notes (collectively, the “Noteholders”) and certain lenders under the Company’s Eighth Restated Credit Agreement, dated as of April 12, 2010 (collectively, the “Lenders”).

On December 14, 2016, the Court issued an order (the “Approval Order”) approving the Plan Support Agreement of the Debtors as requested in the PSA Motion. A copy of the Approval Order, to which the PSA is attached, is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

A description of the PSA was filed on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 25, 2016 and is incorporated by reference herein, and the foregoing description of the PSA is qualified in its entirety by the Approval Order attached hereto.

Filing of Plan and Disclosure Statement

On December 19, 2016, the Debtors filed their proposed chapter 11 plan of reorganization and related disclosure statement with the Bankruptcy Court. A copy of each document is attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively. Both documents are consistent with the terms and conditions of the Approval Order and PSA. The hearing before the Bankruptcy Court seeking approval of the disclosure statement is scheduled for January 24, 2017. At such hearing, and assuming the disclosure statement is approved by the Bankruptcy Court, the confirmation hearing with respect to the Debtors’ chapter 11 plan of reorganization will be scheduled. The Debtors expect to request a confirmation hearing date for March 2017.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Approval Order for Plan Support Agreement.

10.1	Plan of Reorganization for Chaparral Energy Inc. and its Affiliate Debtors under Chapter 11 of the Bankruptcy Code.

10.2	Disclosure Statement for the Plan of Reorganization for Chaparral Energy Inc. and its Affiliate Debtors under Chapter 11 of the Bankruptcy Code.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 20, 2016

By:	/s/ JOSEPH O. EVANS
Name:	Joseph O. Evans
Title:	Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description

2.1	Approval Order for Plan Support Agreement.

10.1	Plan of Reorganization for Chaparral Energy Inc. and its Affiliate Debtors under Chapter 11 of the Bankruptcy Code.

10.2	Disclosure Statement for the Plan of Reorganization for Chaparral Energy Inc. and its Affiliate Debtors under Chapter 11 of the Bankruptcy Code.